Exhibit 99.1

BREAD FINANCIAL PROVIDES
PERFORMANCE UPDATE FOR OCTOBER 2022

COLUMBUS, Ohio, November 15, 2022 – Bread Financial Holdings, Inc. (NYSE: BFH), a tech-forward financial services company providing simple, personalized payment, lending and saving solutions, provided a performance update. The following tables present the Company’s net loss rate and delinquency rate for the periods indicated.

	For the month ended October 31, 2022 (1)	For the month ended October 31, 2021
	(dollars in millions)
End-of-period credit card and other loans	$19,883	$15,983
Average credit card and other loans	$19,101	$15,536
Year-over-year change in average credit card and other loans	23%	1%
Net principal losses (2)	$98	$53
Net loss rate (2)	6.1%	4.1%

	As of October 31, 2022 (1)	As of October 31, 2021
	(dollars in millions)
30 days + delinquencies – principal (2)	$1,013	$591
Period ended credit card and other loans – principal	$18,733	$15,211
Delinquency rate (2)	5.4%	3.9%

(1)	October 2022 includes the effects of our acquisition of the AAA credit card portfolio.
(2)
As previously communicated, the October 2022 Net principal losses, Net loss rate, 30 days + delinquencies – principal, and Delinquency rate were impacted by the transition of our credit card processing services.

About Bread Financial™
Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products.

Headquartered in Columbus, Ohio, Bread Financial is powered by its 6,000+ global associates and is committed to sustainable business practices. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

Bread Financial Holdings, Inc.
November 15, 2022

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including our ability to realize the intended benefits of the spinoff of the LoyaltyOne® segment, future dividend declarations, future economic conditions, including, but not limited to, market conditions, persistent inflation, rising interest rates, the increased probability of a recession and related impacts on consumer behavior, future legislative or regulatory actions that could have impact on our business and results of operations, including any such actions that may be taken with respect to late fees, interchange fees or other charges, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, all of which factors remain difficult to predict.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section and elsewhere in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contact:	Investors/Analysts
Brian Vereb
Bread Financial
614-528-4516
Brian.Vereb@BreadFinancial.com

Media
Shelley Whiddon
Bread Financial
214-494-3811
Shelley.Whiddon@BreadFinancial.com

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